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                                                                  EXHIBIT 10.100

WHEN RECORDED MAIL TO:

O'MELVENY & MYERS LLP
1999 Avenue of the Stars
Suite 700
Los Angeles, California 90067
Attention:  Dean Pappas, Esq.
File No.: 843,112-044
______________________________________________________________________________


                              SECOND AMENDMENT TO
            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     THIS SECOND AMENDMENT TO SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AMENDMENT") is made and entered into as of this 25th day of November, 1997, by and between SAHARA LAS VEGAS CORP., a Nevada corporation ("LANDLORD"), WET N' WILD NEVADA, INC., a Nevada corporation ("TENANT"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation, as Collateral Agent on behalf of itself and each of the Holders ("COLLATERAL AGENT").


                                R E C I T A L S
                                - - - - - - - -


     A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996 (the "NOTE PURCHASE AGREEMENT"), by and among Sahara Gaming Corporation, Landlord, and Collateral Agent, Landlord issued and sold to the Holders certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"), which Original Notes were secured by, among other things, the "Property" described in and pursuant to the Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of January 16, 1996 and recorded in the Official Records of the County Recorder of Clark County, Nevada on January 18, 1996, in Book 960118, as Instrument No. 00974 (as amended, the "DEED OF TRUST"), including, without limitation, the real property described on Exhibit A attached hereto (the
                                           ---------
"PROPERTY").

     B. Pursuant to that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997 (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among Santa Fe Gaming Corporation (formerly Sahara Gaming Corporation), a Nevada corporation ("SGC"), Landlord, Collateral Agent and SunAmerica, Inc., a Delaware corporation ("SUNAMERICA"), (i) Landlord agreed to issue and sell to the Holders, in addition to the Original


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Notes, certain Tranche A Notes in a principal amount up to $15,000,000 (the
"ORIGINAL TRANCHE A NOTES"), which Original Tranche A Notes were issued on July 31, 1997, and certain Tranche B Notes in a principal amount up to $5,000,000 (the "ORIGINAL TRANCHE B NOTES"), which Original Tranche B Notes have not as of this date been issued, and (ii) the parties amended the Deed of Trust pursuant to that certain First Amendment to Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of July 31, 1997 and recorded in the Official Records of Clark County, Nevada on July 31, 1997, in Book 970731, as Instrument No. 01719 to provide that the Original Tranche A Notes and Original Tranche B Notes would be secured by the Property pursuant to the Deed of Trust. The Original Notes, Original Tranche A Notes and Original Tranche B Notes shall sometimes hereinafter be collectively referred to as the "EXISTING NOTES".

     C. Tenant is a "tenant" of the Property pursuant to the terms and provisions of that certain Ground Lease dated as of January 1, 1987, by and between Howard Hughes Properties, Limited Partnership, a Delaware limited partnership (Landlord's predecessor-in-interest), and Wet N' Wild, Inc., a Florida corporation (Tenant's predecessor-in-interest) (as amended and assigned, the "LEASE").

     D. As a condition to the purchase of the Original Notes by the Holders, and in order to assure Tenant of its continued occupancy of the Property under the terms of the Lease, subject to the Note Purchase Agreement and all other documents executed in connection therewith, the parties hereto executed, acknowledged and delivered that certain Subordination, Non-Disturbance and Attornment Agreement dated as of January 18, 1996 and recorded in the Official Records of the County Recorder of Clark County, Nevada on January 18, 1996, in Book 960118, as Instrument No. 00976, which document was amended as necessary to reflect the terms and provisions of the Amended and Restated Note Purchase Agreement and the Original Tranche A Notes and Original Tranche B Notes pursuant to that certain First Amendment to Subordination, Non-Disturbance and Attornment Agreement dated as of July 31, 1997, recorded in the Official Records of the County Recorder of Clark County, Nevada on July 31, 1997, in Book 970731, as Instrument No. 01720 (as amended, the "SUBORDINATION AGREEMENT").

     E. Pursuant to and subject to the conditions set forth in the Second Amended and Restated Note Purchase Agreement of even date herewith (the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Landlord, Collateral Agent, SunAmerica and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company ("FIRST BOSTON"), SGC, Landlord, Collateral Agent, SunAmerica and First Boston agreed to: (i) amend and restate all Existing Notes and the note facility described in the Amended and Restated Note Purchase Agreement to provide for the issuance by Landlord of (x) certain Tranche A Notes in a principal amount up to $37,000,000 (the "TRANCHE A NOTES"), and (y) certain Tranche B Notes in a principal amount up to $20,500,000 (the "TRANCHE B NOTES"), and (ii) amend the Deed of Trust to provide that the Tranche A Notes and Tranche B Notes will be secured by, among other things, the Property pursuant to the Deed of Trust.

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     F.  Tenant hereby desires to assure its continued occupancy of the Property under the terms of the Lease following the exercise of Collateral Agent's remedies under the Second Amended and Restated Note Purchase Agreement and all other documents executed in connection therewith, and is willing to enter into this Amendment to ensure such continued occupancy.


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Subordination Agreement as follows:

     1. All references in the Subordination Agreement to the term "Note Purchase Agreement" shall be deemed to refer to the Second Amended and Restated Note Purchase Agreement.

     2. All references in the Subordination Agreement to the term "Notes" shall be deemed to refer only to the Tranche A Notes and the Tranche B Notes, collectively, and all references in the Subordination Agreement to the term "Basic Documents" shall be deemed to refer to the Basic Documents described in the Second Amended and Restated Note Purchase Agreement.

     3. All references in the Subordination Agreement to the terms "Deed of Trust" and "Security Agreement" shall be deemed to refer to the Company Deed of Trust and Company Security Agreement as defined in and as amended pursuant to and in accordance with the Second Amended and Restated Note Purchase Agreement.

     4. The first sentence of Recital B of the Subordination Agreement is hereby deleted in its entirety and the following sentence is substituted in its place and stead:

               "B. Landlord has issued or will or may issue to the Holders from time to time, one or more secured promissory notes (including, without limitation, the Tranche A Notes and Tranche B Notes) in an aggregate principal amount of up to $57,500,000 (the "NOTES") pursuant to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997, by and among Santa Fe Gaming Corporation (formerly named Sahara Gaming Corporation), Landlord, Collateral Agent, SunAmerica, Inc., a Delaware corporation, and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company (the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT")."

          5. Landlord, Tenant and Collateral Agent, on behalf of itself and each of the Holders, each hereby reaffirms the Subordination Agreement. Subject to the limitation hereinafter set forth, Tenant agrees that the Deed of Trust, Security Agreement and other documents and instruments executed in connection with the Tranche A Notes and the Tranche B Notes and the

                                       3
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Second Amended and Restated Note Purchase Agreement and granting a lien in the
Property, and all supplements, amendments and modifications thereto and all renewals, replacements or extensions thereof, which secure indebtedness in the principal amount of up to $57,500,000, shall unconditionally be and remain at all times until released or terminated a lien or charge on the Property prior and superior to the Lease, to the leasehold estate created thereby and to all rights and privileges of Tenant thereunder; provided, however, that
                                            --------  -------
notwithstanding the foregoing, Tenant shall be permitted, at its sole discretion, to remove any or all improvements, personal property, fixtures, structures or equipment located on the Property in the event of the expiration or termination of the Lease pursuant to and in accordance with the terms and provisions of the Letter Amendment to the Lease dated June 2, 1997 (the "LETTER AMENDMENT"), which was acknowledged and consented to by Collateral Agent by letter dated June 23, 1997, and the terms and provisions of the Letter Amendment shall be binding upon Collateral Agent and the Holders, any successor or assign of Collateral Agent or any of the Holders who acquires title to the Property and any other Purchaser (as such term is defined in the Subordination Agreement).

          6. Except as expressly amended and modified hereby, the Subordination Agreement shall remain in full force and effect.

          7. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

          8. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

          9. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              "LANDLORD"

                              SAHARA LAS VEGAS CORP.,
                              a Nevada corporation



                              By: Paul W. Lowden
                                 _____________________________

                              Its: President
                                  ____________________________



                              By: Thomas K. Land
                                 _____________________________

                              Its: Treasurer & Asst. Secretary
                                  ____________________________


                              "TENANT"

                              WET N' WILD NEVADA, INC.,
                              a Nevada corporation



                              By: Gary G. Daning
                                 _____________________________

                              Its: SVP/General Manager
                                  ____________________________


                              "COLLATERAL AGENT"

                              SUNAMERICA LIFE INSURANCE COMPANY,
                              an Arizona corporation



                              By: Keith C. Honig
                                 _____________________________

                              Its: Authorized Agent
                                  ____________________________

                                      S-1
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                                ACKNOWLEDGMENTS


STATE OF ____________    )
                         )
COUNTY OF ___________    )


          On _____________, 1997 before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS, my hand and official seal.



          Signature __________________________



STATE OF ____________    )
                         )
COUNTY OF ___________    )


          On _____________, 1997 before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS, my hand and official seal.



          Signature __________________________
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STATE OF CALIFORNIA )
                         )
COUNTY OF LOS ANGELES    )


          On _______________, 1997 before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS, my hand and official seal.



          Signature __________________________
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                                   EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY
                       ----------------------------------


     The real property located in the County of Clark, State of Nevada and described as follows:

     Being a portion of the Northeast Quarter (NE 1/4) of Section 9 and a portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 10, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, described as follows:

     COMMENCING at the Northeast Corner (NE Cor) of the Northeast Quarter (NE 1/4) of said Section 9; thence South 04 Degrees 43 Minutes 06 Seconds East along the East Line of said Section 9, a distance of 896.80 feet to a point, said point being the Northeast Corner (NE Cor) of that certain parcel of land conveyed by HOTEL SECURITIES CO. to EL RANCHO VEGAS by Corporation Deed recorded March 20, 1945 shown as Document No. 194417, Clark County, Nevada Official Records, said point also being the POINT OF BEGINNING; thence South 87 Degrees 12 Minutes 23 Seconds East parallel to the North Line of said Section 9 a distance of 342.86 feet to the West Line of Paradise Road, thence South 00 Degrees 14 Minutes 47 Seconds West along said West Line of Paradise Road, a distance of 868.44 feet; thence North 87 Degrees 12 Minutes 23 Seconds West parallel to the North Line of said
     Section 9, a distance of 1572.55 feet to the East Line of Las Vegas Boulevard South; thence North 28 Degrees 00 Minutes 00 Seconds East along said East Line of Las Vegas Boulevard South, a distance of 958.89 feet; thence South 87 Degrees 12 Minutes 23 Seconds, East parallel to the North Line of said Section 9, a distance of 782.72 feet to the POINT OF BEGINNING.

     ASSESSOR'S PARCEL NUMBERS:  162-09-602-001
                                 162-09-602-005

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